Exhibit 10.51

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT A CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION: [****].

Amendment No. 4 to

NETWORK SERVICES AGREEMENT

This Amendment No. 4 (the “Amendment No. 4”) to the Network Services Agreement dated January 1, 2004, as amended by Amendment No.1 dated June 9, 2004, Amendment No. 2 dated January 1, 2005, and Amendment No. 3 dated June 5, 2006 (as amended, the “Agreement”) is hereby entered into by and between AOL LLC (formerly known as America Online, Inc.), a Delaware corporation with offices at 22000 AOL Way, Dulles, Virginia 20166 (“AOL”) and MCI Communications Services, Inc. d/b/a Verizon Business Services, successor-in-interest to MCI Network Services, Inc. which was formerly known as MCI WORLDCOM Network Services, Inc., with offices at 22001 Loudoun County Parkway, Ashburn, Virginia 20147 (“Verizon”). Capitalized terms used but not defined herein shall have the meanings given to them in the Agreement.

The parties hereby agree to the following:

1.        Amendment No. 4 Effective Date. Provided that Customer executes this Amendment No. 4 on or before the Acceptance Deadline (as defined below), the rates, charges and discounts reflected herein shall be deemed to be effective on May 1, 2007 (the Amendment No. 4 Effective Date). For purposes of clarification, the parties acknowledge that the services contemplated by this Amendment No. 4 are billed in arrears. Accordingly, the pricing herein will be billed during the June 2007 billing cycle (if the Amendment is executed by the Acceptance Deadline). If this Amendment is executed by Customer after the Acceptance Deadline, the Amendment No. 4 Effective Date will be the first day of the second full monthly billing cycle following Customer’s execution.

2.        Port Pricing. Section 4.1 of the Agreement is modified to delete the pricing therein associated with Dial-up Access port [****] charges during 2007 for all hours ‘above [****] of monthly traffic’ and replace with a new rate of [****].

3.        Acceptance Deadline. This Amendment constitutes an offer which Verizon reserves the right to withdraw in its entirety if this Amendment No. 4 is not executed by Customer on or before April 19, 2007 (the “Acceptance Deadline”).

4.        Entire Agreement. Except to the extent specifically modified or enlarged by this Amendment No. 4, all terms and conditions of the Agreement remain in full force and effect.

IN WITNESS WHEREOF, duty authorized representatives of the parties have executed this Amendment No. 4 as of the dates set forth below.

AOL LLC		Verizon Business Network Services Inc. on behalf of MCI Communications Services, Inc. d/b/a VERIZON BUSINESS SERVICES

By:	/s/ Frank Ambrose	By:	/s/ Suleiman Hessami
Name:	Frank Ambrose	Name:	Suleiman Hessami
Title:	SVP	Title:
Date:	4/4/07	Date:	4-10-07